UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2005

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective December 8, 2005, Cornelius Stam resigned as our Chief Financial Officer. He remains at JCM in the capacity of Residential Property Director, reporting to the Chief Operating Officer.

(c) On December 8, 2005, our Board of Managers elected Jim Klescewski, age 50, as the Company’s Chief Financial Officer, to fill the vacancy created by Mr. Stam’s resignation. Mr. Klescewski shall serve as Chief Financial Officer until his successor has been duly elected or qualified, or until his earlier death, resignation or removal. There is no arrangement or understanding between Mr. Klescewski and any other persons related to his selection as an officer of the Company. Mr. Klescewski does not have a family relationship, as defined in Item 401(d) of Regulation S-K, with any of the Company’s Managers or other officers.

Mr. Klescewski is a certified public accountant in the State of California, who received an MBA in Finance and a BS in Accounting from California State University East Bay (previously known as California State University Hayward) in 1985 and 1977, respectively. From April – November 2005 he was the Chief Financial Officer of Private Wealth Partners, LLC, a California limited liability company registered as an investment advisor with the Securities and Exchange Commission and located in Larkspur, California (successor to the Larkspur office of U.S. Trust). From 2003 through 2005, he was the Chief Financial Officer of Fremont Investment Advisors, Inc., a registered investment advisor located in San Francisco, California. From 1998 through 2003, when it was sold to Wells Fargo, Mr. Klescewski was the Chief Financial Officer of Montgomery Asset Management, LLC, a registered investment advisor located in San Francisco, California.

Mr. Klescewski has not been involved in any transactions or business relationships with the Company or any of its subsidiaries during 2005, other than becoming an employee of the Company on December 5, 2005.

Mr. Klescewski will be paid $210,000.00 per year for his services as Chief Financial Officer. He will also be eligible for participation in any equity compensation plans or similar arrangements and will receive medical, dental, life insurance, and long-term disability insurance on the same terms as the Company’s other employees. He will also be eligible to participate in the Company 401(k) retirement plan on the same terms as the Company’s other employees. He also will receive paid-time off in accordance with the Company’s paid-time off policy. Mr. Klescewski’s employment arrangement is at-will and he may be terminated at any time with or without cause. A copy of his offer letter, dated September 29, 2005, is attached as Exhibit 99.1.

The press release announcing Mr. Klescewski’s appointment is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number Description
99.1* Offer letter to James Klescewski dated September 29, 2005
99.2 Press Release dated December 8, 2005

*Indicates management contract or compensation plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

December 8, 2005	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Offer letter to James Klescewski dated September 29, 2005
99.2	Press Release dated December 8, 2005